Exhibit 10.17

THIRD AMENDED AND RESTATED MORTGAGE TAX COLLATERAL AGENCY AGREEMENT, dated as of October 31, 2019, by and among HOVNANIAN ENTERPRISES, INC., (the “Company”) K. HOVNANIAN ENTERPRISES, INC., (“Hovnanian”), each of the signatories listed on Schedule A hereto (the “Grantors”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Mortgage Tax Collateral (as defined below) (together with its successor and assigns, the “Mortgage Tax Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent under the Indenture (as defined below) (in such capacity, together with its successors and assigns, the “Notes Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the Junior Joint Collateral Agent (as defined below) for the benefit of itself, and the holders of the Secured Notes (as defined below).

RECITALS

WHEREAS, the Company, Hovnanian and each of the other Guarantors party thereto have entered into the Credit Agreement, dated as of January 29, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Senior Credit Agreement”), with Wilmington Trust, National Association, in its capacity as administrative agent thereunder (in such capacity, the “Senior Credit Agreement Administrative Agent”) and the lenders party thereto;

WHEREAS, the Company, Hovnanian and each of the other guarantors party thereto have entered into the Indenture dated as of July 27, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”) with Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as Notes Collateral Agent, pursuant to which the Company issued (a) the 10.000% Senior Secured Notes due 2022 (collectively, the “10.000% Notes”) and (b) the 10.500% Senior Secured Notes due 2024 (collectively, the “10.500% Notes” and together with the 10.000% Notes, the “Secured Notes”), in each case, upon the terms and subject to the conditions set forth therein;

WHEREAS, the Company, Hovnanian, each of the other Grantors and the Notes Collateral Agent have entered into the Collateral Agency Agreement, dated as of July 27, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Collateral Agency Agreement”) pursuant to which the Company and the Notes Collateral Agent appointed Wilmington Trust, National Association as joint collateral agent for the holders of the Secured Notes (in such capacity, the “Junior Joint Collateral Agent”);

WHEREAS, the Company, Hovnanian, the other Grantors party thereto, the Senior Credit Agreement Administrative Agent, the Mortgage Tax Collateral Agent (as defined therein) and the Junior Joint Collateral Agent, among others, have entered into the Amended and Restated Intercreditor Agreement dated as of September 8, 2016 (as amended, supplemented, amended or restated or otherwise modified from time to time (including as supplemented by the Intercreditor Agreement Joinder dated as of July 27, 2017), the “Existing Intercreditor Agreement”);

WHEREAS, in connection with the Existing Intercreditor Agreement, the Company, Hovnanian, the other Grantors party thereto, and the Senior Credit Agreement Administrative Agent entered into that certain Second Amended and Restated Collateral Agency Agreement dated as of July 27, 2017 to provide for a collateral agent to enter into mortgages in certain jurisdictions (as heretofore amended, supplemented, amended or restated or otherwise modified from time to time, the “Existing Mortgage Tax Collateral Agreement”); and

WHEREAS, in connection with certain transactions, including the refinancing in full of obligations under the Senior Credit Agreement, (a) the Company, Hovnanian, the other Grantors party thereto, the Senior Credit Agreement Administrative Agent, the Mortgage Tax Collateral Agent (as defined therein) and the Junior Joint Collateral Agent, among others, are agreeing to amend and restate the Existing Intercreditor Agreement pursuant to the Second Amended and Restated Intercreditor Agreement dated as of the date hereof (as amended, supplemented, amended or restated or otherwise modified from time to time, the “Intercreditor Agreement”) and (b) the parties desire to amend and restate the Existing Mortgage Tax Collateral Agency Agreement in its entirety to reflect that, on and after the date hereof, the Mortgage Tax Collateral Agent shall no longer act as agent for the Senior Credit Agreement Administrative Agent and the Mortgage Tax Collateral Agent shall act as agent solely for the Collateral Agents (as defined below) for the benefit of the Secured Parties (as defined below) as more fully set forth below.

NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree to amend and restate the Existing Mortgage Tax Collateral Agency Agreement in its entirety as follows:

Article 1
Defined Terms

Section 1.01.  Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Third Amended and Restated Mortgage Tax Collateral Agency Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

“Applicable Intercreditor Agreements” means the Intercreditor Agreement or the Collateral Agency Agreement, as applicable.

“Collateral Agency Agreement” has the meaning specified in the recitals hereto.

“Collateral Agents” means the collective reference to the Notes Collateral Agent and the Junior Joint Collateral Agent.

“Company” has the meaning specified in the recitals hereto.

“Event of Default” means, an Event of Default as defined in the Indenture.

“Existing Intercreditor Agreement” has the meaning specified in the recitals hereto.

“Grantors” has the meaning specified in the recitals hereto.

“Hovnanian” has the meaning specified in the recitals hereto.

“Indenture” has the meaning specified in the recitals hereto.

“Intercreditor Agreement” has the meaning specified in the recitals hereto.

“Junior Joint Collateral Agent” has the meaning specified in the recitals hereto.

“Mortgage Tax Collateral” means the real property subject of the Mortgages.

“Mortgage Tax Collateral Agent” has the meaning specified in the preamble hereto.

“Mortgages” means the mortgages, deeds of trust and deeds to secure debt with respect to the Mortgage Tax Collateral which mortgages, deeds of trust and deeds to secure debt are in effect on the date hereof.

“Noteholders” means the collective reference to the “Holder” or “Holder of Notes” (as defined in the Indenture) of the Secured Notes.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Secured Parties” shall mean the Trustee, the Notes Collateral Agent, the Noteholders and the Junior Joint Collateral Agent.

“Senior Credit Agreement” has the meaning specified in the recitals hereto.

“Senior Credit Agreement Administrative Agent” has the meaning specified in the recitals hereto.

“Transaction Documents” shall mean the collective reference to the Junior Documents (as defined in the Intercreditor Agreement).

“Trustee” has the meaning specified in the recitals hereto.

Section 1.02.  Certain Other Terms.

(a)     The words “herein”, “hereof”, “hereto” and “hereunder” and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(b)     References herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit, or Article, Section, subsection or clause in, this Agreement.

(c)     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d)     Any reference in this Agreement to any Transaction Documents shall include all appendices, exhibits and schedules to such Transaction Documents, and, unless specifically stated otherwise, all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

(e)     The term “including” means “including without limitation” except when used in the computation of time periods.

(f)     The terms “Mortgage Tax Collateral Agent”, “Notes Collateral Agent” and “Junior Joint Collateral Agent” include any agent appointed by any of the foregoing collateral agents to act in such capacity or their respective successors and permitted assigns.

(g)     References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

(h)     Capitalized terms not otherwise defined herein or specified as being defined in a specific agreement or instrument shall have the meanings set forth in the Intercreditor Agreement or the Collateral Agency Agreement, as applicable.

Article 2
The Agent

Section 2.01.  Authorization and Action. Subject to the provisions of the Applicable Intercreditor Agreement, the Mortgage Tax Collateral Agent shall act as agent for each of the Collateral Agents for the purposes of (i) entering into the Mortgages as Mortgage Tax Collateral Agent on behalf of the Secured Parties, (ii) receiving and managing the Mortgage Tax Collateral including the execution of all instruments, the making of all filings and continuation statements and similar instruments in any applicable jurisdiction and the taking of all actions, as shall, in the reasonable judgment of the Mortgage Tax Collateral Agent, be necessary to continue the effectiveness, in favor of the Mortgage Tax Collateral Agent, for the benefit of the Secured Parties, as security for the Obligations arising under the Transaction Documents valid, perfected liens on all of the Mortgage Tax Collateral, (iii) receiving and providing notices and other communications pursuant to the Mortgages and (iv) subject to Section 2.02, exercising the rights and remedies of the beneficiary or mortgagee under the Mortgages. The parties hereto agree that nothing in this Agreement shall affect, impair or interrupt the continuous Liens created pursuant to the Mortgages as of the date of the original grant of such Liens and such Liens remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority immediately prior to the date of this Agreement.

Section 2.02.  Enforcement of Mortgage Tax Collateral by Mortgage Tax Collateral Agent.

(a)     Subject to the Applicable Intercreditor Agreement, the Mortgage Tax Collateral Agent, for the benefit of the Secured Parties, is authorized, from time to time, to take such action for the protection and enforcement of its rights under this Agreement and under the Mortgages as may be necessary or appropriate and in the interests of the Secured Parties, provided that:

(i)     unless and until the Mortgage Tax Collateral Agent is notified in writing signed by the Junior Joint Collateral Agent that an Event of Default shall have occurred and be continuing, the Mortgage Tax Collateral Agent shall not take any action under this Agreement or the Mortgages except for the performance of such duties as are specifically set forth herein or in the Mortgages or in the Applicable Intercreditor Agreement and except as may be requested from time to time in writing signed by the Junior Joint Collateral Agent and no implied covenants or obligations shall be read into this Agreement against the Mortgage Tax Collateral Agent;

(ii)     the Mortgage Tax Collateral Agent shall not be deemed to have knowledge of the existence of any condition or event which constitutes an Event of Default and may act as if no such Event of Default exists, unless notified in writing by the Junior Joint Collateral Agent or by the Company, which notice shall expressly indicate that the specified condition or event is an “Event of Default,” as the case may be; and

(iii)     subject to the Applicable Intercreditor Agreement, if and so long as an Event of Default shall have occurred and be continuing and the Mortgage Tax Collateral Agent shall have been notified in writing thereof in accordance with Section 2.02(a)(i) above, the Mortgage Tax Collateral Agent shall exercise such rights, powers and remedies (whether vested in it by this Agreement or the Transaction Documents or by law or in equity or by statute or otherwise) for the protection and enforcement of its rights under this Agreement or the Mortgages as the Mortgage Tax Collateral Agent may be directed in a written instrument signed by the Junior Joint Collateral Agent).

(b)     Subject to the Applicable Intercreditor Agreement, whenever any action is required or proposed to be taken hereunder, under the Mortgages or under the Applicable Intercreditor Agreement by the Mortgage Tax Collateral Agent, such action shall be taken at the written direction, or subject to the approval or consent, of the Junior Joint Collateral Agent. The Mortgage Tax Collateral Agent shall be under no duty to inquire into, and shall not be liable for, the authority of the Junior Joint Collateral Agent to act in accordance with the terms of the Transaction Documents.

Notwithstanding anything herein to the contrary, the Mortgage Tax Collateral Agent shall not have any duty to (i) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any lien or security interest created hereunder or under the Transaction Documents; (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral; or (iii) take any action to protect against any diminution in value of the Collateral, except, in each case, as otherwise expressly provided in this Agreement and the other Transaction Documents (to which the Mortgage Tax Collateral Agent is party) with respect to the safe custody of any Collateral in its physical possession and the release of any liens only in accordance with the terms of the Transaction Documents.

Section 2.03.  Application of Moneys by Mortgage Tax Collateral Agent. The Mortgage Tax Collateral Agent shall cause all net proceeds of the sale or other transfer of any Mortgage Tax Collateral to be applied as directed by the Junior Joint Collateral Agent in accordance with the terms of the Applicable Intercreditor Agreement.

Section 2.04.  Duties of Mortgage Tax Collateral Agent.

(a)     Each of the Company, the Notes Collateral Agent and the Junior Joint Collateral Agent, pursuant to the authority under the Collateral Agency Agreement, the Junior Documents and the Junior Collateral Documents hereby reaffirms, respectively, the appointment of the Mortgage Tax Collateral Agent, and the Mortgage Tax Collateral Agent hereby accepts such appointment, in each case upon the terms and subject to the conditions set forth herein, including the following:

(i)     the Mortgage Tax Collateral Agent shall be under no liability with respect to any action taken in accordance with a written request given as provided in Section 2.02, except that nothing contained herein shall relieve the Mortgage Tax Collateral Agent from liability for its own gross negligence or willful misconduct;

(ii)     the Mortgage Tax Collateral Agent makes no representation and has no responsibility as to the validity or sufficiency of the Transaction Documents or the sufficiency of the Mortgage Tax Collateral;

(iii)     in making any payment or in taking any other action hereunder in respect of any obligations arising under the Mortgages or the Applicable Intercreditor Agreement, the Mortgage Tax Collateral Agent may rely upon a certificate of the Junior Joint Collateral Agent and the Mortgage Tax Collateral Agent shall be protected in making any payment in respect of any obligation in reliance upon any such certificate believed by the Mortgage Tax Collateral Agent to be genuine, in the absence of gross negligence or willful misconduct;

(iv)     in the absence of gross negligence or willful misconduct on its part, the Mortgage Tax Collateral Agent may rely and shall be protected in acting upon any resolution, certificate, opinion, consent or other document reasonably believed by it to be genuine and to have been executed or presented by the proper party or parties;

(v)     the Mortgage Tax Collateral Agent shall not be liable for any error of judgment made in good faith unless committing such error of judgment constitutes gross negligence or willful misconduct;

(vi)     in the absence of gross negligence or willful misconduct, the Mortgage Tax Collateral Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the written direction of the Junior Joint Collateral Agent or for any failure to take action in the absence of written direction from the Junior Joint Collateral Agent;

(vii)     money held in trust by the Mortgage Tax Collateral Agent need not be segregated from other funds held by the Mortgage Tax Collateral Agent except to the extent required by law or the terms of this Agreement or the Applicable Intercreditor Agreement; and

(viii)     the Mortgage Tax Collateral Agent may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Agreement or the Transaction Documents shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of counsel, provided that such action or omission by the Mortgage Tax Collateral Agent does not constitute willful misconduct or gross negligence.

(b)     Except as otherwise expressly provided herein or in the Mortgages, the Mortgage Tax Collateral Agent shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company or Hovnanian under the Transaction Documents.

(c)     In the absence of gross negligence or willful misconduct, the Mortgage Tax Collateral Agent shall not be liable or responsible for any losses incurred or suffered by any holder of Junior Claims (including any Junior Creditor), or any decrease in the value of the Mortgage Tax Collateral, resulting from any sale or disposition of Mortgage Tax Collateral made in accordance with the terms hereof and of the Mortgages and the Applicable Intercreditor Agreement. In no event shall the Mortgage Tax Collateral Agent be personally liable for any taxes or any other governmental charges imposed upon or in respect of the Mortgage Tax Collateral or upon the income or other distributions thereon.

(d)     The Mortgage Tax Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, except to the extent such failure constitutes bad faith, gross negligence or willful misconduct.

(e)     The Mortgage Tax Collateral Agent shall not be subject to any fiduciary or implied duties, regardless of whether an Event of Default has occurred and is continuing. The Mortgage Tax Collateral Agent shall not take any discretionary action or exercise any discretionary powers, except discretionary rights and powers specifically contemplated by the Transaction Documents to be exercised at the direction of the applicable Collateral Agent. Notwithstanding the foregoing, the Mortgage Tax Collateral Agent shall notify the Collateral Agents of any notice of tax delinquency, lien, lis pendens or other matter received by the Mortgage Tax Collateral Agent.

(f)     The Mortgage Tax Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Mortgage Tax Collateral Agent and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Mortgage Tax Collateral Agent, the Mortgage Tax Collateral Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement. The Mortgage Tax Collateral Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon, except to the extent the Mortgage Tax Collateral Agent is required to rely on a written statement pursuant to the provisions hereof or pursuant to the Applicable Intercreditor Agreement.

(g)     Mortgage Tax Collateral Agent may delegate its duties or obligations under this Agreement to a sub-agent or designees acceptable to the Collateral Agents and shall not be liable for the acts of any such party appointed by it with due care.

(h)     The permissive rights, powers and authorizations granted to the Mortgage Tax Collateral Agent hereunder shall not be construed as duties.

(i)     In acting as Mortgage Tax Collateral Agent hereunder, in addition to the rights, benefits, protections, immunities and indemnities set forth herein, Wilmington Trust, National Association shall be entitled to the same rights, benefits, protections, immunities and indemnities afforded to Wilmington Trust, National Association in its capacity as Junior Joint Collateral Agent.

Section 2.05.  Compensation, Indemnity, Expenses, etc.

(a)     The Company agrees to compensate the Mortgage Tax Collateral Agent for the services to be rendered hereunder in accordance with the terms of that certain fee letter, dated as of October 2, 2012, between the Company and the Mortgage Tax Collateral Agent.

(b)     The Company, from time to time upon request, will pay or reimburse the Mortgage Tax Collateral Agent on a current basis for all its reasonable expenses and disbursements arising out of or in connection with the enforcement of this Agreement and the performance of its duties hereunder, including, without limitation, the reasonable fees and disbursements of its counsel and of its agents not regularly in its employ.

(c)     Each of the Company, Hovnanian and the Guarantors (as defined in the Indenture) hereby, jointly and severally, indemnify and agree to hold harmless the Mortgage Tax Collateral Agent to the extent permitted by law from and against any and all losses, damages, claims, costs and expenses, including reasonable legal fees and expenses (and also including reasonable legal fees and expenses incurred in connection with the enforcement of this indemnity and the successful defense of a claim brought against it hereunder) which it may incur in the lawful exercise, defense or performance of any of its rights or powers as set forth in this Agreement, the Applicable Intercreditor Agreement or any other Transaction Documents (except for the Mortgage Tax Collateral Agent’s own gross negligence or willful misconduct).

(d)     The provisions of this Section 2.05 shall survive the termination of this Agreement or the resignation and removal of the Mortgage Tax Collateral Agent.

Section 2.06.  Successor Agent.

(a)     The Mortgage Tax Collateral Agent or any successor Mortgage Tax Collateral Agent may resign at any time by giving at least 30 days’ prior written notice of resignation to the Company and the Junior Joint Collateral Agent, such resignation to be effective on the later of (a) the date specified in such notice and (b) the date on which a replacement trustee acceptable to the Collateral Agents is appointed to act as Mortgage Tax Collateral Agent hereunder. The Mortgage Tax Collateral Agent may be removed for cause by any Collateral Agent in an instrument or instruments in writing delivered to the Mortgage Tax Collateral Agent and the Company. The Mortgage Tax Collateral Agent may be removed without cause by action taken by the Collateral Agents in an instrument or instruments in writing delivered to the Mortgage Tax Collateral Agent and the Company. In case the office of Mortgage Tax Collateral Agent shall become vacant for any reason, the Junior Joint Collateral Agent shall appoint a successor Mortgage Tax Collateral Agent to fill such vacancy by an instrument or instruments in writing delivered to such successor Mortgage Tax Collateral Agent, the retiring Mortgage Tax Collateral Agent and the Company. If a successor or interim Mortgage Tax Collateral Agent does not take office within 30 days after the retiring Mortgage Tax Collateral Agent resigns or is removed, the retiring Mortgage Tax Collateral Agent or the Junior Joint Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Mortgage Tax Collateral Agent. Upon the appointment of any successor or interim Mortgage Tax Collateral Agent pursuant to this Section 2.06(a), such successor or interim Mortgage Tax Collateral Agent shall immediately and without any further action succeed to all the rights and obligations of the retiring Mortgage Tax Collateral Agent hereunder and under the Mortgages as if originally named herein and therein and the retiring Mortgage Tax Collateral Agent shall duly assign, transfer and deliver to such successor or interim Mortgage Tax Collateral Agent all the rights and moneys at the time held by the retiring Mortgage Tax Collateral Agent under the Mortgages hereunder and shall execute and deliver such proper instruments as may be reasonably requested to evidence such assignment, transfer and delivery.

(b)     Any entity into which the Mortgage Tax Collateral Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Mortgage Tax Collateral Agent is a party shall automatically succeed to all of the rights and obligations of the Mortgage Tax Collateral Agent hereunder and under the Transaction Documents without further action on the part of any of the parties hereto. Such surviving or succeeding entity (if other than the Mortgage Tax Collateral Agent) shall (a) forthwith deliver to each of the Collateral Agents and the Company written notice of such succession to the rights and obligations of the Mortgage Tax Collateral Agent hereunder and under the Transaction Documents and an executed assignment and assumption of the Mortgage Tax Collateral Agent’s rights and duties hereunder and (b) cooperate with the Company in continuing or maintaining perfection of the lien and security interest in respect of the Mortgage Tax Collateral.

(c)     Anything contained in the Transaction Documents to the contrary notwithstanding, the Mortgage Tax Collateral Agent and the Collateral Agents hereby agree that if, due to the resignation of the Mortgage Tax Collateral Agent in accordance with Section 2.06 hereof, the Mortgage Tax Collateral Agent fails to exercise any remedies with respect to the Mortgage Tax Collateral at the direction, or subject to the approval or consent, of the Junior Joint Collateral Agent, then each shall be entitled to protect and enforce any rights of the Mortgage Tax Collateral Agent arising out of this Agreement or the Transaction Documents, subject to the Applicable Intercreditor Agreement.

Article 3
Miscellaneous

Section 3.01.  Notices, etc. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be delivered by facsimile, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party in accordance with this Section 3.01:

(a)     if to Mortgage Tax Collateral Agent:

Wilmington Trust, National Association
Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1600

Attention: GCM - K. Hovnanian Administrator

Facsimile: 302-636-4149

(b)     if to Notes Collateral Agent:

Wilmington Trust, National Association
Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1600

Attention: GCM - K. Hovnanian Administrator

Facsimile: 302-636-4149

(c)     if to Junior Joint Collateral Agent:

Wilmington Trust, National Association
Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1600

Attention: GCM - K. Hovnanian Administrator

Facsimile: 302-636-4149

(d)     if to the Company

K. Hovnanian Enterprises, Inc.
c/o Hovnanian Enterprises, Inc.
90 Matawan Road, 5th Floor
Matawan, NJ 07747
Facsimile: 732-747-6835
Attention: David Bachstetter

Section 3.02.  Conflicts. In the event any provision of this Agreement conflicts with any provision of any Applicable Intercreditor Agreement, the provisions of such Applicable Intercreditor Agreement shall govern and control, except with respect to the rights, benefits, protections, immunities and indemnities of the Mortgage Tax Collateral Agent which shall be governed by this Agreement.

Section 3.03.  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 3.01 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any term of this Agreement or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Agreement or any other application of such term shall in no way be affected thereby.

Section 3.04. Collateral Agents. It is understood and agreed that (a) Wilmington Trust, National Association is executing this Agreement as the Notes Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Notes Collateral Agent, respectively, in the Junior Documents shall apply to the Notes Collateral Agent, hereunder, and (b) Wilmington Trust, National Association is executing this Agreement as Junior Joint Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Junior Joint Collateral Agent in the Junior Collateral Documents shall apply to the Junior Joint Collateral Agent hereunder. The permissive rights, benefits, authorizations and powers granted to Wilmington Trust, National Association in any of its capacities hereunder shall not be construed as duties. Any exercise of discretion hereunder by Wilmington Trust, National Association in any of the above capacities shall be exercised in accordance with the Junior Documents, subject to the Applicable Intercreditor Agreements.

Section 3.05     Amendments.

(a)     No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

(b)     Notwithstanding anything in this Section 3.05 to the contrary, in connection with the addition of parties holding Future Second-Lien Indebtedness (or any agent or trustee therefor), as applicable, to the Intercreditor Agreement pursuant to Section 8.2(b) thereof, this Agreement may be amended, supplemented or otherwise modified at the request of the Company, at the Company’s expense, with the consent of the Mortgage Tax Collateral Agent but without the consent of any other party hereto or any Person for whom such party acts as representative, to add such parties holding such Future Second-Lien Indebtedness (or any agent or trustee therefor) to this Agreement for the purposes of appointing the Mortgage Tax Collateral Agent to act on behalf of such parties as collateral agent to enter into mortgages in certain jurisdictions on the terms set forth in this Agreement.

(c)      Any such additional party, the Notes Collateral Agent, the Junior Joint Collateral Agent and the Mortgage Tax Collateral Agent shall be entitled to conclusively rely solely on an Officers’ Certificate (as defined in the Indenture) delivered to them that such amendment, supplement or other modification is authorized or permitted by, and complies with the provisions of, this Agreement, the Security Documents and the Indenture and that all conditions precedent in such documents to such amendment, supplement or other modification have been complied with.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Mortgage Tax Collateral Agent

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton
Title: Vice President

[Signature Page to Amended and Restated Collateral Agency Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Notes Collateral Agent

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton
Title: Vice President

[Signature Page to Amended and Restated Collateral Agency Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Junior Joint Collateral Agent

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton
Title: Vice President

[Signature Page to Amended and Restated Collateral Agency Agreement]

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

K. HOV IP, II, Inc.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

A – LIST OF ENTITIES

Legal Entity Name	State of Formation
K. Hovnanian Arizona New GC, LLC	AZ
K. Hovnanian Arizona Old GC, LLC	AZ
K. Hovnanian at 23 North, LLC	AZ
K. Hovnanian at 240 Missouri, LLC	AZ
K. Hovnanian at Acacia Place, LLC	AZ
K. Hovnanian at Catania, LLC	AZ
K. Hovnanian at Eagle Heights, LLC	AZ
K. Hovnanian at Gallery, LLC	AZ
K. Hovnanian at Galloway Ridge, LLC	AZ
K. Hovnanian at Luke Landing, LLC	AZ
K. Hovnanian at Maryland Ridge, LLC	AZ
K. Hovnanian at Palm Valley, L.L.C.	AZ
K. Hovnanian at Park Paseo, LLC	AZ
K. Hovnanian at Pointe 16, LLC	AZ
K. Hovnanian at Quail Creek, L.L.C.	AZ
K. Hovnanian at Rancho Cabrillo, LLC	AZ
K. Hovnanian at Scottsdale Heights, LLC	AZ
K. Hovnanian at Silverstone G, LLC	AZ
K. Hovnanian at Silverstone, LLC	AZ
K. Hovnanian at Skye on McDowell, LLC	AZ
K. Hovnanian at Solare, LLC	AZ
K. Hovnanian at Sunrise Trail II, LLC	AZ
K. Hovnanian at Sunrise Trail III, LLC	AZ
K. Hovnanian at The Meadows 9, LLC	AZ
K. Hovnanian at The Meadows, LLC	AZ
K. Hovnanian at Union Park, LLC	AZ
K. Hovnanian at Ventana Lakes, LLC	AZ
K. Hovnanian at Verrado Cascina, LLC	AZ
K. Hovnanian at Verrado Marketside, LLC	AZ
K. Hovnanian Companies of Arizona, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
K. Hovnanian Legacy at Via Bella, LLC	AZ
K. Hovnanian Phoenix Division, Inc.	AZ
K. Hovnanian Phoenix Group, LLC	AZ
K. Hovnanian's Four Seasons at The Manor II, LLC	AZ
K. Hovnanian's Four Seasons at The Manor, LLC	AZ
Eastern National Title Agency Arizona, LLC	AZ

Legal Entity Name	State of Formation
K. Hovnanian at Aire on McDowell, LLC	AZ
K. Hovnanian at Montana Vista Dobbins, LLC	AZ
K. Hovnanian at Montana Vista, LLC	AZ
K. Hovnanian at Sienna Hills, LLC	AZ
K. Hovnanian California Old GC, Inc.	CA
K. Hovnanian California Region, Inc.	CA
K. Hovnanian Communities, Inc.	CA
K. Hovnanian Companies of Southern California, Inc.	CA
K. Hovnanian Companies, LLC	CA
K. Hovnanian Homes Northern California, Inc.	CA
K. Hovnanian JV Holdings, L.L.C.	CA
K. Hovnanian JV Services Company, L.L.C.	CA
K. Hovnanian Meadow View at Mountain House, LLC	CA
K. Hovnanian Northeast Division, Inc.	CA
K. Hovnanian Northern California Division, LLC	CA
K. Hovnanian Operations Company, Inc.	CA
K. Hovnanian's Aspire at Union Village, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. Hovnanian's Four Seasons at Beaumont, LLC	CA
K. Hovnanian's Four Seasons at Los Banos, LLC	CA
K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.	CA
K. Hovnanian's Four Seasons at Palm Springs, LLC	CA
K. Hovnanian's Parkside at Towngate, L.L.C.	CA
K. Hovnanian's Sonata at The Preserve, LLC	CA
K. Hovnanian's Veranda at RiverPark II, LLC	CA
K. Hovnanian's Veranda at RiverPark, LLC	CA
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
K. Hovnanian Parkview at Sterling Meadows, LLC	CA
2700 Empire, LLC	CA
GTIS-HOV Positano LLC	CA
GTIS-HOV Rancho 79 LLC	CA
K. Hovnanian Southern California Division, LLC	CA
K. Hovnanian Aspire at Bellevue Ranch, LLC	CA
K. Hovnanian aSPIRE AT RIVER TERRACE, LLC	CA
K. Hovnanian at Aliso, LLC	CA
K. Hovnanian at Andalusia, LLC	CA
K. Hovnanian at Bakersfield 463, L.L.C.	CA

Legal Entity Name	State of Formation
K. Hovnanian at Beacon Park Area 129 II, LLC	CA
K. Hovnanian at Beacon Park Area 129, LLC	CA
K. Hovnanian at Beacon Park Area 137, LLC	CA
K. Hovnanian at Blackstone, LLC	CA
K. Hovnanian at Cadence Park, LLC	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. Hovnanian at Carlsbad, LLC	CA
K. Hovnanian at Cedar Lane, LLC	CA
K. Hovnanian at Cielo, L.L.C.	CA
K. Hovnanian at El Dorado Ranch II, L.L.C.	CA
K. Hovnanian at El Dorado Ranch, L.L.C.	CA
K. Hovnanian at Fiddyment Ranch, LLC	CA
K. Hovnanian at Fresno, LLC	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. Hovnanian at Gilroy 60, LLC	CA
K. Hovnanian at GIlroy, LLC	CA
K. Hovnanian at Hidden Lake, LLC	CA
K. Hovnanian at Jaeger Ranch, LLC	CA
K. Hovnanian at La Laguna, L.L.C.	CA
K. Hovnanian at Luna Vista, LLC	CA
K. Hovnanian at Malan Park, L.L.C.	CA
K. Hovnanian at Manteca, LLC	CA
K. Hovnanian at Melanie Meadows, LLC	CA
K. Hovnanian at Meridian Hills, LLC	CA
K. Hovnanian at Muirfield, LLC	CA
K. Hovnanian at Parkside, LLC	CA
K. Hovnanian at Pavilion Park, LLC	CA
K. Hovnanian at Piazza Serena, L.L.C	CA
K. Hovnanian at Positano, LLC	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. Hovnanian at Santa Nella, LLC	CA
K. Hovnanian at Sheldon Grove, LLC	CA
K. Hovnanian at Sierra Vista, LLC	CA
K. Hovnanian at Skye Isle, LLC	CA
K. Hovnanian at Stanton, LLC	CA
K. Hovnanian at Sunridge Park, LLC	CA
K. Hovnanian at Thompson Ranch, LLC	CA
K. Hovnanian at Trail Ridge, LLC	CA

Legal Entity Name	State of Formation
K. Hovnanian at Valle Del Sol, LLC	CA
K. Hovnanian at Verona Estates, LLC	CA
K. Hovnanian at Victorville, L.L.C.	CA
K. Hovnanian at Village Center, LLC	CA
K. Hovnanian at Vineyard Heights, LLC	CA
K. Hovnanian at Vista Del Sol, L.L.C.	CA
K. Hovnanian at Vista Lago, LLC	CA
K. Hovnanian at Waterstone, LLC	CA
K. Hovnanian at West View Estates, L.L.C.	CA
K. Hovnanian at Westshore, LLC	CA
K. Hovnanian at Wheeler Ranch, LLC	CA
K. Hovnanian at Woodcreek West, LLC	CA
K. Hovnanian CA Land Holdings, LLC	CA
K. Hovnanian California New GC, LLC	CA
GTIS-HOV Dulles Parkway Parent LLC	DE
GTIS-HOV Greenfield Crossing Parent LLC	DE
GTIS-HOV Holdings LLC	DE
Homebuyers Financial USA, LLC	DE
HovSite Catalina LLC	DE
HovSite Churchill Club LLC	DE
HovSite Cider Grove LLC	DE
HovSite Firenze LLC	DE
HovSite Greenwood Manor LLC	DE
HovSite Hunt Club LLC	DE
HovSite Irish Prairie LLC	DE
HovSite Liberty Lakes LLC	DE
HovSite Monteverde 1 & 2 LLC	DE
HovSite Monteverde 3 & 4 LLC	DE
HovSite Providence LLC	DE
HovSite Southampton LLC	DE
K. Hovnanian at Ashby Place, LLC	DE
K. Hovnanian at Brenford Station, LLC	DE
K. Hovnanian at Cedar Lane Estates, LLC	DE
K. Hovnanian at Hidden Brook, LLC	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. Hovnanian at Nottingham Meadows, LLC	DE
K. Hovnanian at Ocean View Beach Club, LLC	DE
K. Hovnanian at Plantation Lakes, L.L.C.	DE

Legal Entity Name	State of Formation
K. Hovnanian at Retreat at Millstone, LLC	DE
K. Hovnanian at Seabrook, LLC	DE
K. Hovnanian Central Acquisitions, L.L.C.	DE
K. Hovnanian Delaware Division, Inc.	DE
K. Hovnanian Delaware New GC, LLC	DE
K. Hovnanian Delaware Old GC, LLC	DE
K. Hovnanian Hamptons at Oak Creek II, L.L.C.	DE
K. Hovnanian Homes at Knollac Acres, LLC	DE
K. Hovnanian Homes of Delaware I, LLC	DE
K. Hovnanian Homes of Longacre Village, L.L.C.	DE
K. Hovnanian New Jersey Old GC, LLC	DE
K. Hovnanian North Central Acquisitions, L.L.C.	DE
K. Hovnanian North Jersey Acquisitions, L.L.C.	DE
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE
K. Hovnanian's Four Seasons at Baymont Farms L.L.C.	DE
K. Hovnanian's Four Seasons at Belle Terre, LLC	DE
K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.	DE
KHH Shell Hall Loan Acquisition, LLC	DE
Traverse Partners, LLC	DE
Washington Homes, Inc.	DE
WTC Ventures, L.L.C.	DE
K. Hovnanian at Tower Hill, LLC	DE
K. Hovnanian at Autumn Ridge, LLC	DE
K. HOVNANIAN Developments OF D.C., INC.	District of Columbia
K. Hovnanian Homes at Parkside, LLC	District of Columbia
K. Hovnanian Homes of D.C., L.L.C.	District of Columbia
Eastern National Title Agency Florida, LLC	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
Hovnanian Land Investment Group of Florida, L.L.C.	FL
K. Hovnanian Amber Glen, LLC	FL
K. Hovnanian at Avenir, LLC	FL
K. Hovnanian at Boca Dunes, LLC	FL
K. Hovnanian at Coral Lago, LLC	FL
K. Hovnanian at Hampton Cove, LLC	FL
K. Hovnanian at Hilltop Reserve II, LLC	FL
K. Hovnanian at Hilltop Reserve, LLC	FL
K. Hovnanian at Lake Burden, LLC	FL

Legal Entity Name	State of Formation
K. Hovnanian at Lake Florence, LLC	FL
K. Hovnanian at Lake LeClare, LLC	FL
K. Hovnanian at Mystic Dunes, LLC	FL
K. Hovnanian at Pickett Reserve, LLC	FL
K. Hovnanian at Redtail, LLC	FL
K. Hovnanian at Spring Isle, LLC	FL
K. Hovnanian at Summerlake, LLC	FL
K. Hovnanian at Terra Bella Two, LLC	FL
K. Hovnanian at The Highlands at Summerlake Grove, LLC	FL
K. Hovnanian at Valletta, LLC	FL
K. Hovnanian at Walkers Grove, LLC	FL
K. Hovnanian Aspire at Waterstone, LLC	FL
K. Hovnanian Belmont Reserve, LLC	FL
K. Hovnanian Cambridge Homes, L.L.C.	FL
K. Hovnanian Companies of Florida, LLC	FL
K. Hovnanian Cypress Creek, LLC	FL
K. Hovnanian Cypress Key, LLC	FL
K. Hovnanian Estates at Wekiva, LLC	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. Hovnanian Florida New GC, LLC	FL
K. Hovnanian Florida Old GC, LLC	FL
K. Hovnanian Florida Realty, L.L.C.	FL
K. Hovnanian Grand Cypress, LLC	FL
K. Hovnanian Grandefield, LLC	FL
K. Hovnanian Homes of Florida I, LLC	FL
K. Hovnanian Ivy Trail, LLC	FL
K. Hovnanian Lake Griffin Reserve, LLC	FL
K. Hovnanian Lake Parker, LLC	FL
K. Hovnanian Magnolia at Westside, LLC	FL
K. Hovnanian Montclaire Estates, LLC	FL
K. Hovnanian Ocoee Landings, LLC	FL
K. Hovnanian Orlando Division, LLC	FL
K. Hovnanian Osprey Ranch, LLC	FL
K. Hovnanian Pinewood Reserve, LLC	FL
K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC	FL
K. Hovnanian Reynolds Ranch, LLC	FL
K. Hovnanian Riverside, LLC	FL
K. Hovnanian Rivington, LLC	FL
K. Hovnanian San Sebastian, LLC	FL

Legal Entity Name	State of Formation
K. Hovnanian Sereno, LLC	FL
K. Hovnanian South Fork, LLC	FL
K. Hovnanian Southeast Florida Division, LLC	FL
K. Hovnanian Sterling Ranch, LLC	FL
K. Hovnanian T&C Homes at Florida, L.L.C.	FL
K. Hovnanian TerraLargo, LLC	FL
K. Hovnanian Union Park, LLC	FL
K. Hovnanian Winding Bay Preserve, LLC	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
KHOV WINDING BAY II, LLC	FL
LINKS AT CALUSA SPRINGS, LLC	FL
K. Hovnanian at The Commons at Richmond Hill, LLC	GA
K. Hovnanian at Westbrook, LLC	GA
K. Hovnanian Developments of Georgia, Inc.	GA
K. Hovnanian Georgia New GC, LLC	GA
K. Hovnanian Georgia Old GC, LLC	GA
K. Hovnanian Homes at Creekside, LLC	GA
Amber Ridge, LLC	IL
Arbor Trails, LLC	IL
Eastern National Title Agency Illinois, LLC	IL
Glenrise Grove, L.L.C.	IL
K. Hovnanian at Amberley Woods, LLC	IL
K. Hovnanian at Ashley Pointe LLC	IL
K. Hovnanian at Bradwell Estates, LLC	IL
K. Hovnanian at Christina Court, LLC	IL
K. Hovnanian at Churchill Farms LLC	IL
K. Hovnanian at Deer Ridge, LLC	IL
K. Hovnanian at Estates of Fox Chase, LLC	IL
K. Hovnanian at Fairfield Ridge, LLC	IL
K. Hovnanian at Grande Park, LLC	IL
K. Hovnanian at Hanover Estates, LLC	IL
K. Hovnanian at Island Lake, LLC	IL
K. Hovnanian at Link Crossing, LLC	IL
K. Hovnanian at Maple Hill LLC	IL
K. Hovnanian at Meadowridge Villas, LLC	IL
K. Hovnanian at North Grove Crossing, LLC	IL
K. Hovnanian at North Pointe Estates LLC	IL
K. Hovnanian at Northridge Estates, LLC	IL
K. Hovnanian at Prairie Pointe, LLC	IL

Legal Entity Name	State of Formation
K. Hovnanian at Randall Highlands, LLC	IL
K. Hovnanian at River Hills, LLC	IL
K. Hovnanian at Sagebrook, LLC	IL
K. Hovnanian at Silver Leaf, LLC	IL
K. Hovnanian at Silverwood Glen, LLC	IL
K. Hovnanian at Somerset, LLC	IL
K. HOVNANIAN AT TAMARACK SOUTH LLC	IL
K. Hovnanian at Tanglewood Oaks, LLC	IL
K. Hovnanian at Trafford Place, LLC	IL
K. Hovnanian at Villas at the Commons, LLC	IL
K. Hovnanian Chicago Division, Inc.	IL
K. Hovnanian Estates at Regency, L.L.C.	IL
K. Hovnanian Illinois New GC, LLC	IL
K. Hovnanian Illinois Old GC, LLC	IL
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL
K. Hovnanian's Four Seasons at Briargate, LLC	IL
K. Hovnanian's Four Seasons at New Lenox, LLC	IL
K. Hovnanian at Norton Lake LLC	IL
K. Hovnanian at Orchard Meadows, LLC	IL
K. Hovnanian at Tramore LLC	IL
Eastern National Title Agency Maryland, LLC	MD
GTIS-HOV Villages at Pepper Mill LLC	MD
Homebuyers Financial Services, L.L.C.	MD
Hovnanian Land Investment Group of Maryland, L.L.C.	MD
Hovnanian Land Investment Group, L.L.C.	MD
K. Hovnanian at Brittany Manor Borrower, LLC	MD
K. Hovnanian at Brittany Manor, LLC	MD
K. Hovnanian at Caton's Reserve, LLC	MD
K. Hovnanian at Roderuck, L.L.C.	MD
K. Hovnanian at Wade's Grant, L.L.C.	MD
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. Hovnanian D.C. Group, LLC	MD
K. Hovnanian Homes at Greenway Farm, L.L.C.	MD
K. Hovnanian Homes at Jones Station 1, L.L.C.	MD
K. Hovnanian Homes at Russett, L.L.C.	MD
K. Hovnanian Homes at the Highlands, LLC	MD
K. Hovnanian Homes of Maryland, L.L.C.	MD
K. Hovnanian Maryland Division, LLC	MD
K. Hovnanian Maryland Region, Inc.	MD
K. Hovnanian's Four Seasons at Kent Island II, LLC	MD

Legal Entity Name	State of Formation
K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.	MD
Pine Ayr, LLC	MD
Ridgemore Utility L.L.C.	MD
K. Hovnanian at Eden Terrace, L.L.C.	MD
K. Hovnanian Homes of Maryland I, LLC	MD
K. Hovnanian Homes of Maryland II, LLC	MD
K. Hovnanian Developments of Minnesota, Inc.	MN
K. Hovnanian Homes of Minnesota at Arbor Creek, LLC	MN
K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC	MN
K. Hovnanian Homes of Minnesota at Brynwood, LLC	MN
K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC	MN
K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC	MN
K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC	MN
K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC	MN
K. Hovnanian Homes of Minnesota at Regent's Point, LLC	MN
K. Hovnanian Homes of Minnesota, L.L.C.	MN
K. Hovnanian Liberty on Bluff Creek, LLC	MN
K. Hovnanian Timbres at Elm Creek, LLC	MN
K. Hovnanian's Four Seasons at Rush Creek II, LLC	MN
K. Hovnanian's Four Seasons at Rush Creek, L.L.C.	MN
K. Hovnanian at Burch Kove, LLC	NC
K. Hovnanian at Indian Wells, LLC	NC
K. Hovnanian at Lily Orchard, LLC	NC
K. Hovnanian at Main Street Square, LLC	NC
K. Hovnanian at Oak Pointe, LLC	NC
K. Hovnanian at The Promenade at Beaver Creek, LLC	NC
K. Hovnanian at Wheeler Woods, LLC	NC
K. Hovnanian Developments of North Carolina, Inc.	NC
K. Hovnanian Homes at Brook Manor, LLC	NC
K. Hovnanian Homes at Reedy Creek, LLC	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. Hovnanian Sherwood at Regency, LLC	NC
Builder Services NJ, L.L.C.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
K. Hovnanian Acquisitions, Inc.	NJ
K. Hovnanian Aspire at Morris Woods, LLC	NJ

Legal Entity Name	State of Formation
K. Hovnanian at Asbury Park Urban Renewal, LLC	NJ
K. Hovnanian at Baltic & Aegean Asbury Park, LLC	NJ
K. Hovnanian at Barnegat II, L.L.C.	NJ
K. Hovnanian at Branchburg II, LLC	NJ
K. Hovnanian at Branchburg, L.L.C.	NJ
K. Hovnanian at Branchburg-Vollers, LLC	NJ
K. Hovnanian at Bridgewater I, L.L.C.	NJ
K. Hovnanian at Cedar Grove III, L.L.C.	NJ
K. Hovnanian at Chesterfield, L.L.C.	NJ
K. Hovnanian at Dunellen Urban Renewal, LLC	NJ
K. Hovnanian at East Brunswick III, LLC	NJ
K. Hovnanian at East Windsor, LLC	NJ
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Fifth Avenue, L.L.C.	NJ
K. Hovnanian at Florence I, L.L.C.	NJ
K. Hovnanian at Florence II, L.L.C.	NJ
K. Hovnanian at Franklin II, L.L.C.	NJ
K. Hovnanian at Franklin, L.L.C.	NJ
K. Hovnanian at Freehold Township III, LLC	NJ
K. Hovnanian at Great Notch, L.L.C.	NJ
K. Hovnanian at Hackettstown II, L.L.C.	NJ
K. Hovnanian at Hillsborough, LLC	NJ
K. Hovnanian at Howell Fort Plains, LLC	NJ
K. Hovnanian at Howell, LLC	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. Hovnanian at Jackson I, L.L.C.	NJ
K. Hovnanian at Jackson, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Manalapan Crossing, LLC	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. Hovnanian at Manalapan III, L.L.C.	NJ
K. Hovnanian at Manalapan IV, LLC	NJ
K. Hovnanian at Manalapan Ridge, LLC	NJ
K. Hovnanian at Manalapan V, LLC	NJ
K. Hovnanian at Manalapan VI, LLC	NJ
K. Hovnanian at Maple Avenue, L.L.C.	NJ
K. Hovnanian at Marlboro Township IX, L.L.C.	NJ
K. Hovnanian at Marlboro Township V, L.L.C.	NJ
K. Hovnanian at Marlboro VI, L.L.C.	NJ

Legal Entity Name	State of Formation
K. Hovnanian at Mendham Township, L.L.C.	NJ
K. Hovnanian at Middle Township II, L.L.C.	NJ
K. Hovnanian at Middletown III, LLC	NJ
K. Hovnanian at Millville II, L.L.C.	NJ
K. Hovnanian at Monroe IV, L.L.C.	NJ
K. Hovnanian at Monroe NJ II, LLC	NJ
K. Hovnanian at Monroe NJ III, LLC	NJ
K. Hovnanian at Monroe NJ, L.L.C.	NJ
K. Hovnanian at Montgomery, LLC	NJ
K. Hovnanian at Montvale II, LLC	NJ
K. Hovnanian at Montvale, L.L.C.	NJ
K. Hovnanian at Morris Twp II, LLC	NJ
K. Hovnanian at Morris Twp, LLC	NJ
K. Hovnanian at North Bergen. L.L.C.	NJ
K. Hovnanian at North Caldwell II, L.L.C.	NJ
K. Hovnanian at North Caldwell III, L.L.C.	NJ
K. Hovnanian at North Caldwell IV, L.L.C.	NJ
K. Hovnanian at North Wildwood, L.L.C.	NJ
K. Hovnanian at Oakland, LLC	NJ
K. Hovnanian at Oceanport, L.L.C.	NJ
K. Hovnanian at Old Bridge II, LLC	NJ
K. Hovnanian at Old Bridge, L.L.C.	NJ
K. Hovnanian at Parsippany, L.L.C.	NJ
K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.	NJ
K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. Hovnanian at Ridgemont, L.L.C.	NJ
K. Hovnanian at Rock Ledge, LLC	NJ
K. Hovnanian at Shrewsbury, LLC	NJ
K. Hovnanian at Smithville, Inc.	NJ
K. Hovnanian at South Brunswick II, LLC	NJ
K. Hovnanian at South Brunswick III, LLC	NJ
K. Hovnanian at South Brunswick IV, LLC	NJ
K. Hovnanian at Station Square, L.L.C.	NJ
K. Hovnanian at The Monarch, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. Hovnanian at Villages at Country View, LLC	NJ
K. Hovnanian at Wall Donato, LLC	NJ
K. Hovnanian at Wall Quail Ridge, LLC	NJ

Legal Entity Name	State of Formation
K. Hovnanian at Warren Township II, LLC	NJ
K. Hovnanian at Warren Township, L.L.C.	NJ
K. Hovnanian at Wildwood Bayside, L.L.C.	NJ
K. Hovnanian at Woolwich I, L.L.C.	NJ
K. Hovnanian Construction II, Inc	NJ
K. Hovnanian Edison Group, LLC	NJ
K. Hovnanian Financial Services Group, LLC	NJ
K. Hovnanian Holdings NJ, L.L.C.	NJ
K. Hovnanian Manalapan Acquisition, LLC	NJ
K. Hovnanian New Jersey New GC, LLC	NJ
K. Hovnanian Northeast Services, L.L.C.	NJ
K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ
K. Hovnanian Southern New Jersey, L.L.C.	NJ
K. Hovnanian Venture I, L.L.C.	NJ
K. Hovnanian's Cove at Asbury Park, LLC	NJ
K. Hovnanian's Four Seasons at Bella Vista, LLC	NJ
K. Hovnanian's Four Seasons at Colts Farm, LLC	NJ
K. Hovnanian's Prospect Place at Morristown, LLC	NJ
K. Hovnanian's Woodlands at Freehold, LLC	NJ
LANDARAMA, INC.	NJ
M & M at Monroe Woods, L.L.C.	NJ
M&M at Chesterfield, L.L.C.	NJ
M&M at Crescent Court, L.L.C.	NJ
M&M at West Orange, L.L.C.	NJ
Matzel & Mumford at Egg Harbor, L.L.C.	NJ
MCNJ, Inc.	NJ
MM-Beachfront North I, LLC	NJ
Route 1 and Route 522, L.L.C.	NJ
Terrapin Realty, L.L.C.	NJ
The Matzel & Mumford Organization, Inc	NJ
K. Hovnanian at Waldwick, LLC	NJ
K. Hovnanian Classics, L.L.C.	NJ
Eastern National Title Agency, Inc.	NJ
K. Hovnanian at East Brunswick, LLC	NJ
K. Hovnanian at Howell II, LLC	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. Hovnanian Properties of Red Bank, LLC	NJ
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. Hovnanian Developments of New York, Inc.	NY

Legal Entity Name	State of Formation
K. Hovnanian Aberdeen, LLC	OH
K. Hovnanian Asbury Pointe, LLC	OH
K. Hovnanian Belden Pointe, LLC	OH
K. Hovnanian Build on Your Lot Division, LLC	OH
K. Hovnanian Cornerstone Farms, LLC	OH
K. Hovnanian Falls Pointe, LLC	OH
K. Hovnanian Forest Lakes, LLC	OH
K. Hovnanian Forest Valley, LLC	OH
K. Hovnanian Four Seasons at Chestnut Ridge, LLC	OH
K. Hovnanian Hidden Hollow, LLC	OH
K. Hovnanian Highland Ridge, LLC	OH
K. Hovnanian Indian Trails, LLC	OH
K. Hovnanian LaDue Reserve, LLC	OH
K. Hovnanian Lakes of Green, LLC	OH
K. Hovnanian Landings 40s, LLC	OH
K. Hovnanian Meadow Lakes, LLC	OH
K. Hovnanian Monarch Grove, LLC	OH
K. Hovnanian Northern Ohio Division, LLC	OH
K. Hovnanian Northpointe 40s, LLC	OH
K. Hovnanian Norton Place, LLC	OH
K. Hovnanian Ohio New GC, LLC	OH
K. Hovnanian Ohio Realty, L.L.C.	OH
K. Hovnanian Ohio Region, Inc.	OH
K. Hovnanian Redfern Trails, LLC	OH
K. Hovnanian Rivendale, LLC	OH
K. Hovnanian Village Glen, LLC	OH
K. Hovnanian Waterbury, LLC	OH
K. Hovnanian White Road, LLC	OH
K. Hovnanian Woodland Pointe, LLC	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
New Home Realty, LLC	OH
K. Hovnanian Ohio Old GC, LLC	OH
K. Hovnanian Woodridge Place, LLC	OH
K. Hovnanian Edgebrook, LLC	OH
K. Hovnanian Schady Reserve, LLC	OH
Builder Services PA, L.L.C.	PA
Eastern National Abstract, Inc.	PA
GTIS-HOV Warminster LLC	PA
K. Hovnanian at Allentown, L.L.C.	PA

Legal Entity Name	State of Formation
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. Hovnanian at Doylestown, LLC	PA
K. Hovnanian at Hershey's Mill, Inc.	PA
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA
K. Hovnanian at Lower Makefield Township I, L.L.C.	PA
K. Hovnanian at Middletown, LLC	PA
K. Hovnanian at Northampton, L.L.C.	PA
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. Hovnanian at Sawmill, Inc.	PA
K. Hovnanian at Silver Spring, L.L.C.	PA
K. Hovnanian at Upper Uwchlan II, L.L.C.	PA
K. Hovnanian at Upper Uwchlan, L.L.C.	PA
K. Hovnanian at Whitemarsh, LLC	PA
K. Hovnanian Developments of Pennsylvania, Inc.	PA
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. Hovnanian PA Real Estate, Inc.	PA
K. Hovnanian Pennsylvania Build on Your Lot Division, LLC	PA
K. Hovnanian Pennsylvania New GC, LLC	PA
K. Hovnanian Pennsylvania Old GC, LLC	PA
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA
K. Hovnanian at Upper Providence, LLC	PA
K. Hovnanian at Coosaw Point, LLC	SC
K. Hovnanian at Fox Path at Hampton Lake, LLC	SC
K. Hovnanian at Hammock Breeze, LLC	SC
K. Hovnanian at Lakes at New Riverside, LLC	SC
K. Hovnanian at Liberty Hill Farm, LLC	SC
K. Hovnanian at Magnolia Place, LLC	SC
K. Hovnanian at Pinckney Farm, LLC	SC
K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.	SC
K. Hovnanian Homes at Salt Creek Landing, LLC	SC
K. Hovnanian Homes at Shell Hall, LLC	SC
K. Hovnanian Homes at St. James Place, LLC	SC
K. Hovnanian Homes at The Abby, LLC	SC
K. Hovnanian Homes at The Paddocks, LLC	SC
K. Hovnanian South Carolina New GC, LLC	SC

Legal Entity Name	State of Formation
K. Hovnanian South Carolina Old GC, LLC	SC
K. Hovnanian Southeast Coastal Division, Inc.	SC
K. Hovnanian's Four Seasons at Carolina Oaks, LLC	SC
K. Hovnanian's Four Seasons at Malind Bluff, LLC	SC
Shell Hall Club Amenity Acquisition, LLC	SC
K. Hovnanian at Hampton Lake, LLC	SC
Shell Hall Land Acquisition, LLC	SC
K. Hovnanian Developments of Texas, Inc.	TX
K. Hovnanian DFW Auburn Farms, LLC	TX
K. Hovnanian DFW Bayside, LLC	TX
K. Hovnanian DFW Belmont, LLC	TX
K. Hovnanian DFW Berkshire II, LLC	TX
K. Hovnanian DFW Berkshire, LLC	TX
K. Hovnanian DFW Bluff Creek, LLC	TX
K. Hovnanian DFW Calloway Trails, LLC	TX
K. Hovnanian DFW Canyon Falls, LLC	TX
K. Hovnanian DFW Carillon, LLC	TX
K. Hovnanian DFW Commodore at Preston, LLC	TX
K. Hovnanian DFW Courts at Bonnie Brae, LLC	TX
K. Hovnanian DFW Creekside Estates II, LLC	TX
K. Hovnanian DFW Diamond Creek Estates, LLC	TX
K. Hovnanian DFW Division, LLC	TX
K. Hovnanian DFW Encore of Las Colinas II, LLC	TX
K. Hovnanian DFW Encore of Las Colinas, LLC	TX
K. Hovnanian DFW Harmon Farms, LLC	TX
K. Hovnanian DFW Heritage Crossing, LLC	TX
K. Hovnanian DFW Heron Pond, LLC	TX
K. Hovnanian DFW High Pointe, LLC	TX
K. Hovnanian DFW Homestead, LLC	TX
K. Hovnanian DFW Inspiration, LLC	TX
K. Hovnanian DFW Lexington, LLC	TX
K. Hovnanian DFW Liberty Crossing II, LLC	TX
K. Hovnanian DFW Liberty Crossing, LLC	TX
K. Hovnanian DFW Liberty, LLC	TX
K. Hovnanian DFW Light Farms II, LLC	TX
K. Hovnanian DFW Light Farms, LLC	TX
K. Hovnanian DFW Maxwell Creek, LLC	TX
K. Hovnanian DFW Midtown Park, LLC	TX
K. Hovnanian DFW Milrany Ranch, LLC	TX

Legal Entity Name	State of Formation
K. Hovnanian DFW Mustang Lakes II, LLC	TX
K. Hovnanian DFW Mustang Lakes, LLC	TX
K. Hovnanian DFW Oakmont Park, LLC	TX
K. Hovnanian DFW Palisades, LLC	TX
K. Hovnanian DFW Parkside, LLC	TX
K. Hovnanian DFW Parkview, LLC	TX
K. Hovnanian DFW Richwoods, LLC	TX
K. Hovnanian DFW Ridgeview, LLC	TX
K. Hovnanian DFW Sanford Park, LLC	TX
K. Hovnanian DFW Seventeen Lakes, LLC	TX
K. Hovnanian DFW The Parks at Rosehill, LLC	TX
K. Hovnanian DFW Trailwood II, LLC	TX
K. Hovnanian DFW Trailwood, LLC	TX
K. Hovnanian DFW Villas at Mustang Park, LLC	TX
K. Hovnanian DFW Villas at The Station, LLC	TX
K. Hovnanian DFW Watson Creek, LLC	TX
K. Hovnanian DFW Wellington Villas, LLC	TX
K. Hovnanian DFW Wellington, LLC	TX
K. Hovnanian DFW Wildridge, LLC	TX
K. Hovnanian Homes - DFW II, L.L.C.	TX
K. Hovnanian Homes - DFW, L.L.C.	TX
K. Hovnanian Houston Bayou Oaks at West Orem, LLC	TX
K. Hovnanian Houston Cambridge Heights, LLC	TX
K. Hovnanian Houston City Heights, LLC	TX
K. Hovnanian Houston Creek Bend, LLC	TX
K. Hovnanian Houston Division, LLC	TX
K. Hovnanian Houston Dry Creek Village, LLC	TX
K. Hovnanian Houston Eldridge Park, LLC	TX
K. Hovnanian Houston Greatwood Lake, LLC	TX
K. Hovnanian Houston Katy Pointe, LLC	TX
K. Hovnanian Houston Lakes of Bella Terra West, LLC	TX
K. Hovnanian Houston Laurel Glen, LLC	TX
K. Hovnanian Houston Magnolia Creek, LLC	TX
K. Hovnanian Houston Midtown Park I, LLC	TX
K. Hovnanian Houston Park Lakes East, LLC	TX
K. Hovnanian Houston Parkway Trails, LLC	TX
K. Hovnanian Houston Property I, LLC	TX
K. Hovnanian Houston Property II, LLC	TX
K. Hovnanian Houston River Farms, LLC	TX

Legal Entity Name	State of Formation
K. Hovnanian Houston Sunset Ranch, LLC	TX
K. Hovnanian Houston Terra Del Sol, LLC	TX
K. Hovnanian Houston Thunder Bay Subdivision, LLC	TX
K. Hovnanian Houston Tranquility Lake Estates, LLC	TX
K. Hovnanian Houston Woodshore, LLC	TX
K. Hovnanian of Houston II, L.L.C.	TX
K. Hovnanian of Houston III, L.L.C.	TX
K. Hovnanian Texas Operations New, LLC	TX
K. Hovnanian Texas Operations Old, LLC	TX
PARK TITLE COMPANY, LLC	TX
K. Hovnanian DFW Creekside Estates, LLC	TX
K. Hovnanian DFW Ascend at Hightower, LLC	TX
Eastern National Title Agency Virginia, Inc.	VA
GTIS-HOV Festival Lakes LLC	VA
GTIS-HOV Residences at Dulles Parkway LLC	VA
GTIS-HOV Residences at Greenfield Crossing LLC	VA
K. Hovnanian at Alexander Lakes, LLC	VA
K. Hovnanian at Bensen's Mill Estates, LLC	VA
K. Hovnanian at Canter V, LLC	VA
K. Hovnanian at Dominion Crossing, LLC	VA
K. Hovnanian at Embrey Mill Village, LLC	VA
K. Hovnanian at Embrey Mill, LLC	VA
K. Hovnanian at Estates at Wheatlands, LLC	VA
K. Hovnanian at Estates of Chancellorsville, LLC	VA
K. Hovnanian at Highland Park, LLC	VA
K. Hovnanian at Holly Ridge, LLC	VA
K. Hovnanian at Hunter's Pond, LLC	VA
K. Hovnanian at Jacks Run, LLC	VA
K. Hovnanian at Lake Ridge Estates, LLC	VA
K. Hovnanian at Lee Square, L.L.C.	VA
K. Hovnanian at Lenah Woods, LLC	VA
K. Hovnanian at Madison Square, LLC	VA
K. Hovnanian at Melody Farm, LLC	VA
K. Hovnanian at North Hill, LLC	VA
K. Hovnanian at Pelham's Reach, LLC	VA
K. Hovnanian at Raymond Farm, LLC	VA
K. Hovnanian at Reserves at Wheatlands, LLC	VA
K. Hovnanian at Residence at Discovery Square, LLC	VA
K. Hovnanian at Rockland Village Green, LLC	VA

Legal Entity Name	State of Formation
K. Hovnanian at Rocky Run Village, LLC	VA
K. Hovnanian at Seasons Landing, LLC	VA
K. Hovnanian at Signal Hill, LLC	VA
K. Hovnanian at The Boulevards at Westfields, LLC	VA
K. Hovnanian at Townes at County Center, LLC	VA
K. Hovnanian at Village of Round Hill, LLC	VA
K. Hovnanian at Waterford, LLC	VA
K. Hovnanian at Wellsprings, LLC	VA
K. Hovnanian at Willowsford Greens III, LLC	VA
K. Hovnanian Homes at Burke Junction, LLC	VA
K. Hovnanian Homes at Leigh Mill, LLC	VA
K. Hovnanian Homes at Thompson's Grant, LLC	VA
K. Hovnanian Homes at Willowsford Grange, LLC	VA
K. Hovnanian Homes at Willowsford Grant II, LLC	VA
K. Hovnanian Homes at Willowsford Grant, LLC	VA
K. Hovnanian Homes at Willowsford Greens, LLC	VA
K. Hovnanian Homes at Willowsford New, LLC	VA
K. Hovnanian Homes of Virginia I, LLC	VA
K. Hovnanian Summit Holdings, L.L.C.	VA
K. Hovnanian Virginia Division, Inc.	VA
K. Hovnanian Virginia New GC, LLC	VA
K. Hovnanian Virginia Old GC, Inc.	VA
K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.	VA
K. Hovnanian's Four Seasons at Virginia Crossing, LLC	VA
K. Hovnanian at Huntfield, LLC	WV
K. Hovnanian Developments of West Virginia, Inc.	WV
K. Hovnanian Homes at Shenandoah Springs, LLC	WV
K. Hovnanian West Virginia Build on Your Lot Division, LLC	WV
K. Hovnanian West Virginia New GC, LLC	WV
K. Hovnanian West Virginia Old GC, LLC	WV
Midwest Building Products & Contractor Services of West Virginia, L.L.C.	WV